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                                                                   EXHIBIT 10.22



                    Product Development and Supply Agreement

                                   N-Mer, Inc.
                                       and
                                Affymetrix, Inc.



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     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.

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                                    AGREEMENT

        This agreement ("Agreement"), dated as of October 24, 2001, between Affymetrix, Inc. ("Affymetrix") a Delaware corporation having its principal place of business at 3380 Central Expressway, Santa Clara, California 95051, and N-Mer, Inc. ("N-Mer") a Delaware corporation having its principal place of business at 670 Almanor Avenue, Sunnyvale, CA 94086.

RECITALS

        WHEREAS, Affymetrix has research, development, and manufacturing capabilities and facilities, and has developed certain rights relevant to DNA probe array based technology.

        WHEREAS, N-Mer has certain intellectual property rights, research and development capabilities, and facilities to conduct research and development activities for the N-Mer Field.

        WHEREAS, Affymetrix and N-Mer desire to enter into an agreement whereby Affymetrix will supply N-Mer with DNA probe arrays for use in the N-Mer Field.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement, Affymetrix and N-Mer agree as follows:

1       DEFINITIONS

        1.1 "Affiliate" shall mean any corporation, company, partnership, joint venture and/or firm which is controlled by or controls a Party or is under common control with a Party, but only for so long as such Affiliate remains an Affiliate of a Party, and only if such Affiliate is bound by the terms of this Agreement. For clarity, an Affiliate shall retain rights pursuant to this Agreement only for so long as such Affiliate remains an Affiliate of the designated entity and only if such Affiliate is bound by the terms of this Agreement. For purposes of this Section, "control" shall mean, in the case of corporations (or equivalents of corporations), direct or indirect ownership of at least [***] percent ([***]%) of the stock having the right to vote for directors of such corporation or, in the case of partnerships, at least [***] percent ([***]%) of the ownership interest in such partnership. In any case, "control" shall require the right to direct day-to-day management and direction of the entity. Notwithstanding the foregoing, if local law requires a minimum percentage of local ownership, control will be established by direct or indirect beneficial ownership of [***] percent ([***]%) of the maximum ownership percentage that may, under such local law, be owned by foreign interests. [***].

        1.2 "Affymetrix Field" means Probe Array-based products for use in all applications excluding uses wherein [***] provided that within such Probe Array or set of Probe Arrays used to assay [***] and intended to be used together, the collection of probes shall satisfy [***] the following criteria:

                      (1) All Non-Control Probes are designed based on a
               specific reference sequence [***];

                      (2) Control probes on any array represent less than [***]%
               of all


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               probes on that array and all other probes are Non-Control Probes;
               and

                      (3) Collectively the sequence of the Informative Probe
               Portions of the probes of any [***].

For example, without limiting the foregoing, the Parties agree that "Affymetrix Field" includes [***].

It is the intent of the Parties that the "Affymetrix Field" and "N-Mer Field" are mutually exclusive.

        1.3 "Affymetrix Work Plan Technology" shall mean the patents, patent applications, trade secrets and other Information owned or controlled by Affymetrix that is [***] to perform the Parties' obligations under the Work Plan.

        1.4 "Affymetrix License Agreement" shall mean the License Agreement, dated as of the date hereof, between Affymetrix and Callida Genomics, Inc.

        1.5 "Bacterial Clinical Diagnostics" shall mean the use of Probe Arrays in the determination of [***] where the results of the assay are reported to a caregiver or his/her patient for use in a therapeutic decision for that patient.

        1.6 "Confidential Information" means any and all non-public and proprietary Information that is specifically designated as such and that is disclosed by either Party to the other in any form in connection with this Agreement and that, if orally disclosed, shall be reduced in writing and delivered to the receiving Party within thirty (30) days of such disclosure.

        1.7 "Control Probe" means a probe within the Probe Array [***].

        1.8 "Custom Probe Arrays" shall refer to Probe Arrays the manufacture of which requires the creation of one or more custom mask designs for particular probe sequences identified by N-Mer pursuant to Sections 3.1 or 3.2, specifically for and only for use in the N-Mer Field.

        1.9 "Effective Date" shall mean the Closing Date (as such term is defined in the Preferred Stock Purchase Agreement, dated as of the date hereof, among Affymetrix, N-Mer, Callida Genomics, Inc. and Hyseq, Inc.).

        1.10 "Information" means any data, results, inventories, information, know-how, processes, machines, trade secrets, techniques, methods, development, material, or compositions of matter or other information of any type or kind.

        1.11 "Informative Probe Portion" of a probe means that portion of a probe sequence that is [***]; the Informative Probe Portion being characterized by an Informative Probe Length that is [***].


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     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.



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        1.12 "N-Mer Field" means Probe Array-based products for use in all applications, excluding the following: (a) uses wherein [***] probes in the array is [***], and (b) Bacterial Clinical Diagnostics; provided that within such Probe Array or set of Probe Arrays used to assay a target nucleic acid, the collection of probes shall satisfy all of the following criteria:

                      (1) Each Non-Control Probe is designed without use of a
               reference sequence [***]; and

                      (2) Control probes represent less than [***]% of all
               probes on any single array and all other probes are Non-Control Probes.

It is the intent of the Parties that the "Affymetrix Field" and "N-Mer Field" are mutually exclusive.

        1.13 "N-Mer's Area Of Interest" shall mean the use of Probe Arrays and related reagents, protocols, instrumentation and software supplied hereunder, solely for use in and licensed for use only in the N-MER Field: a) as a research tool for internal research and development of applications of, or assays associated with, Probe Arrays supplied by Affymetrix hereunder, b) pursuant to the Product Solicitation Agreement, for the distribution or sale of Probe Arrays supplied pursuant to this Agreement to end users for internal research purposes or to generate databases for commercial license in accordance with Section 3.6, or c) in the event that the Product Solicitation Agreement terminates, for the distribution or sale of Probe Arrays supplied pursuant to this Agreement to end users for internal research purposes or to generate databases for commercial license in accordance with Section 3.6.

        1.14 "Non-Control Probe" means a probe within the Probe Array that provides information about the sequence of the target nucleic acid in the sample.

        1.15 "Lot" shall refer to a specified minimum purchase quantity of Probe Arrays for the particular wafer format of Probe Array specified by N-Mer, and which will be identified by Affymetrix within [***] of submission of a design of a Custom Probe Array by N-Mer; provided, however, that a Lot shall not be more than (i) [***] Probe Arrays in a [***] Probe Array/wafer format for research and development and (ii) [***] Probe Arrays in a [***] Probe Array/wafer format or an equivalent proportional number of Probe Arrays in a different Probe Array/wafer format for commercial purposes. The Project Coordination Committee shall have a right at the commencement of a design for a Custom Probe Array, [***], to request Affymetrix to vary the size of a Lot upwards or downwards. Affymetrix will use [***] efforts to accommodate such request provided such variance does not [***].

        1.16 "New Process Custom Probe Array" shall mean all Custom Probe Arrays that are not Standard Custom Probe Arrays.

        1.17 "Party" shall mean Affymetrix or N-Mer. "Parties" shall mean Affymetrix and N-Mer.

        1.18 "Probe Array" means a single Solid Support having affixed thereto oligonucleotide, including nucleic acid, probes [***]; provided that [***].


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     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
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                              OF 1934, AS AMENDED.



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        1.19 "Product Solicitation Agreement" shall mean the agreement of that name between Affymetrix and N-Mer of even date herewith.

        1.20 "Project Coordination Committee" or "PCC" shall have the meaning assigned to it in Section 6.1.

        1.21 "Solid Support" means a nonporous planar surface of a solid material; [***].

        1.22 "Standard Custom Probe Array" shall mean a Custom Probe Array where the probe sequence at any given position is [***] and where such Custom Probe Array is fabricated using the same equipment and process as Affymetrix then standard probe arrays sold to [***] or more Third Parties.

        1.23 "System(s)" shall mean fluidics station(s), work station(s), probe array reader(s), and associated software, such software licensed to N-Mer, and such fluidics station(s) and probe array reader(s) sold to N-Mer, only for use with Probe Arrays sold hereunder.

        1.24 "Term" shall mean the period beginning on the Effective Date and ending upon dissolution of N-Mer. For purposes of this agreement, if Affymetrix exercises the Option (as such term is defined in the Option Agreement, dated as of the date hereof, among Affymetrix, N-Mer and Callida Genomics, Inc.) such exercise shall be deemed to be a dissolution of N-Mer.

        1.25 "Third Party" shall mean any person or entity other than Affymetrix, N-Mer, or Affiliates of either.

        1.26 "Work Plan" shall mean the plan set forth in Exhibit A, and as may be amended from time to time in writing by agreement of the Project Coordination Committee.

2       PRODUCT DEVELOPMENT PLAN

        2.1 Performance of Work Plan. Affymetrix and N-Mer shall collaborate together to develop technology and products as set forth in the Work Plan. N-Mer shall bear all costs and expenses for the Parties' work required by the Work Plan. The Parties shall use [***] efforts to perform their respective obligations in compliance with the Work Plan, including, without limitation, the schedules set forth therein. Affymetrix shall supply such services at [***]. The Parties shall exchange Confidential Information as reasonably required to perform the Work Plan, provided that a Party may disclose Confidential Information of the other Party (i) solely to employees who need to know such Confidential Information in order to perform their obligations under the Work Plan and (ii) to consultants and/or advisors provided that such consultants and advisors have signed confidentiality agreements at least as strict as the confidentiality provisions in this Agreement and provided further that such disclosure shall occur only with the prior written consent of the Party whose Confidential Information is proposed to be disclosed, which consent shall not be unreasonably denied, conditioned or delayed. Changes to the Work Plan shall be subject to the mutual agreement of the Project Coordination Committee, [***].

        2.2 License to Perform Work Plan. Affymetrix hereby grants N-Mer a royalty-free, fully paid-up, worldwide, non-exclusive license, without the right to grant sublicenses, under the


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     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
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                              OF 1934, AS AMENDED.



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Affymetrix Work Plan Technology, solely to perform N-Mer's obligations under the
Work Plan. For purposes of clarity, no right of distribution or sale is provided under this Section 2.2.

        2.3 License Under Affymetrix Work Plan Technology. Affymetrix hereby grants to N-Mer a royalty-free, fully paid-up, worldwide, non-exclusive license, without the right to grant sublicenses, under the Affymetrix Work Plan Technology, solely as required in connection with the use (for development of products to be sold under the Product Solicitation Agreement), manufacture, and importation of [***] to be used solely in conjunction with Custom Probe Arrays made by Affymetrix pursuant to this Agreement. Affymetrix hereby grants to N-Mer a non-exclusive license (without the right to sublicense), under the Licensed Patents (as such term is defined in the Affymetrix License Agreement), solely in the N-Mer Field, and under the Patents-in-Interference (as such term is defined in the Affymetrix License Agreement), in all fields, excluding Bacterial Clinical Diagnostics, in each case on the same terms and subject to the same conditions as the licenses to such Licensed Patents and Patents-in-Interference granted by Affymetrix under the Affymetrix License Agreement, except that this license shall be used solely in conjunction with Custom Probe Arrays made by Affymetrix pursuant to this Agreement.

        2.4 Supply of Material and Services. Affymetrix shall supply N-Mer with Custom Probe Arrays, chip design services, Systems and other reagents and services as provided in the Work Plan that are necessary for N-Mer to perform its obligations under the Work Plan. Such supply shall be pursuant to the terms set forth in Section 3 below.

3       PROBE ARRAY SUPPLY

        3.1 Standard Custom Probe Array Design. During the Term, N-Mer may provide to Affymetrix probe sequences for Standard Custom Probe Arrays. Upon Affymetrix' receipt of such probe sequences and such [***] related information, Affymetrix shall use [***] efforts to design, lay out, and procure masks for such Standard Custom Probe Arrays according to the schedule quoted to N-Mer at the time N-Mer orders such Standard Custom Probe Arrays pursuant to Section 3.3; provided, however, that such schedule will identify a time for completion that is [***]. Affymetrix shall bill N-Mer for process development, design and layout services for Standard Custom Probe Arrays at [***]. Affymetrix will make or procure masks and bill N-Mer at a price equal to [***].

        3.2 New Process Custom Probe Array Design. Affymetrix shall use [***] efforts to develop processes to manufacture New Process Custom Probe Arrays pursuant to the Work Plan. After Affymetrix determines [***] the feasibility of the manufacture of New Process Custom Probe Arrays pursuant to the Work Plan, N-Mer may identify probe sequences for New Process Custom Probe Arrays. Upon Affymetrix' receipt of such probe sequences and such [***] related information, Affymetrix shall use [***] efforts to design, lay out, and procure masks for New Process Custom Probe Arrays according to the schedule quoted to N-Mer at the time N-Mer orders such New Process Custom Probe Arrays pursuant to Section 3.3; provided, however, that such schedule shall provide for time periods [***]. Affymetrix shall bill N-Mer for design and layout services for New Process Custom Probe Arrays at [***]. Affymetrix will make or procure masks and bill N-Mer at a price equal to [***].


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     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
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                              OF 1934, AS AMENDED.



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        3.3    Custom Probe Array Supply.

        3.3.1 General. N-Mer shall procure its requirements of Custom Probe Arrays exclusively from Affymetrix; provided, however, that if Affymetrix is unable to supply Custom Probe Arrays under the terms and conditions of this Agreement, N-Mer shall have the right to [***]; and, provided further, [***]. Affymetrix shall use [***] efforts to deliver such quantities of the Custom Probe Arrays specified in a forecast made pursuant to Section 3.4 and in compliance with specifications [***] pursuant to the Work Plan. N-Mer shall have the right to purchase Custom Probe Arrays in any format size commercially available that is sold by Affymetrix to [***] or more Third Parties at the time of such purchase by N-Mer.

        3.3.2 Standard Custom Probe Arrays. N-Mer shall have the right to order its requirements of Standard Custom Probe Arrays from Affymetrix, provided that in such orders N-Mer will identify probe sequences for each Standard Custom Probe Array [***]. If the information received by Affymetrix does not include such [***] information, Affymetrix will advise N-Mer of any and all additional needed information. Affymetrix shall deliver such Standard Custom Probe Arrays according to the schedule quoted to N-Mer at the time N-Mer orders such Standard Custom Probe Arrays; provided, however, that such schedule will identify a time for completion that is [***]. Affymetrix shall supply such Standard Custom Probe Arrays using standard quality control procedures [***].

        3.3.3 New Process Custom Probe Arrays. After Affymetrix determines [***] the feasibility of the manufacture of New Process Custom Probe Arrays pursuant to the Work Plan, N-Mer shall have the right to order its requirements of New Process Custom Probe Arrays from Affymetrix, provided that in such orders N-Mer will identify probe sequences for each New Process Custom Probe Array [***]. If the information received by Affymetrix does not include such [***] information, Affymetrix will advise N-Mer of any and all additional needed information. Affymetrix shall deliver such New Process Custom Probe Arrays according to the schedule quoted to N-Mer at the time N-Mer orders such Standard Custom Probe Arrays; provided, however, that such schedule shall provide for delivery periods [***]. Affymetrix shall evaluate and manufacture New Process Custom Probe Arrays using quality control procedures that are [***]. To the extent the Project Coordination Committee agrees on additional quality control procedures applicable to New Process Custom Probe Arrays, Affymetrix shall use [***] efforts to comply with all such procedures.

        3.3.4 Quantities; Manufacturing Capacity. In no event will Affymetrix be obligated to provide more than [***] ([***] Probe Array/wafer format equivalent) Standard Custom Probe Arrays in any [***] period for research and development purposes, nor more than [***] ([***] Probe Array/wafer format equivalent) Standard Custom Probe Arrays in any [***] period for distribution to Third Parties unless mutually agreed to in writing. In no event will Affymetrix be obligated to provide


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                              OF 1934, AS AMENDED.



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               more than the number of New Process Custom Probe Arrays that can be produced from the use of [***] percent ([***]%) of the capacity of [***] dedicated manufacturing line selected by Affymetrix in any [***] period for research and development purposes and [***] percent ([***]%) of the capacity of [***] dedicated manufacturing lines in any [***] period for commercialization purposes. Notwithstanding the foregoing, Affymetrix shall use [***] efforts to supply additional Custom Probe Arrays to N-Mer provided that such incremental supply [***] and, provided further, that if Affymetrix can not reasonably satisfy such incremental demand for Custom Probe Arrays [***], then Affymetrix shall use [***] efforts to expand capacity to supply such additional demand, provided that, to the extent capital equipment cumulatively costing more than [***] dollars ($[***]) is required by Affymetrix to provide for supply of New Process Custom Probe Arrays, then: (i) Affymetrix shall so notify N-Mer in writing of such requirements, including, without limitation, an itemized list of each piece of such equipment, its intended use, anticipated cost, and projected delivery date; (ii) upon N-Mer's written request, Affymetrix shall [***]; and (iii) Affymetrix shall [***]. Unless otherwise agreed by the Parties, the "[***] Term" for such N-Mer Equipment shall be the later of
               (i) [***] from the procurement by Affymetrix of such N-Mer Equipment or (ii) the last day of any [***] period after the [***] period referred to in the preceding clause during which such N-Mer Equipment [***]. All right, title and interest in, to and under such N-Mer Equipment shall be [***]. Notwithstanding anything in this Agreement to the contrary, N-Mer shall have no right to (i) [***], (ii) [***] or (iii) enter the premises of Affymetrix. [***]. During the [***] Term, Affymetrix shall use N-Mer Equipment [***].

        3.4 Forecasts. Beginning on the Effective Date and on the [***] during the Term of this Agreement, N-Mer will provide a [***] forecast of Custom Probe Arrays to be supplied by Affymetrix during the following [***] period. The forecast will be provided according to a mechanism and on forms [***]. The [***] of each such forecast shall constitute a firm order for the Custom Probe Arrays set forth in [***]; provided, however, that Custom Probe Arrays shall only be purchased by N-Mer in whole Lot increments and in quantities subject to Section
3.3.4. The [***] of such forecast will be for capacity planning purposes only, and shall not constitute a firm order by N-Mer nor a commitment by Affymetrix. Delivery times for all Custom Probe Arrays ordered hereunder will be quoted at the time Affymetrix receives a firm order for such products and in compliance with Section 3.3.

        3.5 Shipping; Title and Risk of Loss. Affymetrix shall pack Custom Probe Arrays supplied under this Agreement in Affymetrix' standard shipping packages and ship to the address specified by N-Mer. Unless otherwise mutually agreed to in writing deliveries will be [***]. Affymetrix will ship via [***]. Title and risk of loss or damage for deliveries will pass to N-Mer upon [***]. [***] will pay all shipping costs, duties, and sales taxes.
[***].

        3.6 Permitted Uses. All Custom Probe Arrays purchased pursuant to this Agreement may only be used within N-Mer's Area of Interest. N-Mer may not, and will not allow any Third Party to: 1) transfer the Custom Probe Arrays provided by Affymetrix pursuant to this Agreement to Third Parties other than (i) in the course of distribution to end users pursuant to


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     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.



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[***] or (ii) in the event of termination of the Product Solicitation Agreement;
or 2) transfer to any Third Party [***] with Custom Probe Arrays supplied to N-Mer for [***] purposes under this Agreement; or 3) provide [***] to any Third Party using the Custom Probe Arrays provided by Affymetrix pursuant to this Agreement; or 4) allow any Third Party to [***] the Custom Probe Arrays supplied by Affymetrix to N-Mer under this Agreement except pursuant to distribution in the event that (i) [***] or (ii) in the event of termination of the Product Solicitation Agreement; or 5) [***], or otherwise use outside of N-Mer's Area of Interest, the Probe Arrays delivered hereunder; or 6) [***] the Custom Probe Arrays delivered hereunder, except that [***] is permitted for work performed under the Work Plan or for otherwise permitted internal research and development work performed by N-Mer; or 7) use or, [***], of the Custom Probe Arrays delivered hereunder outside of the N-Mer Field. N-Mer and its Affiliates will allow Affymetrix [***] access during regular business hours and with advance written notice to ensure compliance with these prohibitions. The Custom Probe Arrays transferred pursuant to this Agreement are not licensed for use in violation of the above restrictions. In the event that N-Mer wishes to provide for end users to be permitted to [***] using the Probe Arrays supplied hereunder, Affymetrix will permit N-Mer to do so provided N-Mer shall [***].

        3.7 System Supply. N-Mer has the right to issue, upon execution of this Agreement and from time to time thereafter, as approved by the Project Coordination Committee, purchase orders for the System(s) and reagents that are [***] required for N-Mer to perform its research and development activities as permitted under this Agreement and the Product Solicitation Agreement. Such System(s) and reagents shall be supplied at [***]. N-Mer shall be permitted to use such Systems, including software and reagents, purchased at [***] in the N-Mer Area of Interest. The supply of all other Systems and reagents for commercial purposes shall be at [***]. N-Mer shall also be permitted to use such Systems purchased hereunder at [***] in a manner consistent with the permitted uses of such Systems when sold by Affymetrix to Third Parties customers.

4       PROPRIETARY RIGHTS

        4.1 No [***]. Until the end of the Term, N-Mer will [***]. This paragraph shall not confer on N-Mer or any Third Party any rights under the patent rights of Affymetrix.

        4.2 License Limitation. Except as otherwise stated herein, including, without limitation, Sections 2.2, 2.3, 3.6 and 3.7, N-Mer acknowledges and understands that no license is conveyed or implied for use of the Systems herein.

        4.3 Covenant Not to Assert Inventions. N-Mer covenants not to assert the patent rights in any [***] to the Probe Arrays supplied hereunder against Affymetrix [***], for use outside of the N-Mer Field.

5       COMPENSATION

        5.1 For each Custom Probe Array delivered to N-Mer or its Affiliates for researching and developing products in the N-MER Field, N-Mer will pay Affymetrix [***] for such Probe


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     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.



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Arrays. For each Probe Array delivered to N-Mer or its Affiliates for distribution to end users, N-Mer shall pay Affymetrix according to the following formula:

        PER UNIT PROBE ARRAY PRICE = [***]

where [***] is calculated under general accepted accounting principles as applied by [***]. For purposes of clarity, for capital equipment paid for by N-Mer at the time such capital equipment is purchased, pursuant to Section 3.3, the [***]. For the purposes of calculating the [***] described in the above formula, Affymetrix will look to [***]. Notwithstanding the foregoing, in no event shall Affymetrix charge N-Mer more than the following amounts for Standard Custom Probe Arrays: $[***] per Standard Custom Probe Array in a [***] Probe Array/wafer format; $[***] per Standard Custom Probe Array in a [***] Probe Array/wafer format; $[***] per Standard Custom Probe Array in a [***] Probe Array/wafer format and $[***] per Standard Custom Probe Array in a [***] Probe Array/wafer format.

        5.2 Notwithstanding the foregoing or any provision to the contrary in this Agreement, N-Mer will be responsible for any and all [***] for Probe Arrays supplied to N-Mer hereunder, and the Probe Array fees described in Section 5.1 of this Agreement shall be exclusive of any such [***].

        5.3 All amounts referred to in this Section 5 will be invoiced by Affymetrix when due. All Custom Probe Arrays supplied under this Agreement will be deemed accepted unless they are returned to Affymetrix within [***] of delivery to N-Mer, with written explanation of the basis on which such Probe Arrays have been returned on Affymetrix' standard "Return Materials Authorization" according to the procedures provided for in such Return Materials Authorization, including, without limitation, [***]. All payments will be made to Affymetrix [***] from the date of invoicing by Affymetrix. Late payments shall earn interest at the rate equal to the lesser of [***] percent ([***]%) per month or the maximum rate allowable under law. All payments in this Agreement will be made in the form of a check or wire transfer to Affymetrix in United States Dollars.

6       PROJECT COORDINATION

        6.1 The Parties will form a committee (the "Project Coordination Committee" or "PCC") to aid in coordinating the performance of this Agreement, including, without limitation, the Work Plan. The PCC will have general responsibility for ensuring the performance of this Agreement pursuant to the terms of this Agreement. The PCC shall be composed of two (2) representatives of each of Affymetrix and N-Mer as each shall respectively appoint and be reasonably acceptable to the other Party. Each Party by its representative(s) shall cast one vote on the PCC. A quorum shall consist of at least one PCC representative from each Party. The PCC shall act only with the [***]. A Party's representatives shall serve at the discretion of such Party and may be substituted for or replaced at any time by such Party. The PCC shall have its first meeting within [***] after the Effective Date. Thereafter, the PCC shall meet at least [***] during the Term, except at such times as the Parties mutually believe there are no significant agenda items. The site of such meetings shall alternate between the offices of Affymetrix and N-


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                              OF 1934, AS AMENDED.



                                       9
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Mer, (or any other site mutually agreed upon by the Parties) or be arranged by video conference. The proceedings of all meetings of the PCC shall be prepared alternately by the Parties, unless otherwise agreed, and sent to both Parties. In the event that the PCC is unable to reach a decision by [***] with respect to any matter and such inability continues for a period of [***] after the date on which the matter is first submitted to the PCC, each Party shall refer the matter to the Chief Executive Officers of Affymetrix and N-Mer for resolution. Each Party shall set forth in writing a proposed solution to the impasse. If an acceptable resolution is not achieved, either Party may choose to arbitrate the issue(s) in accordance with Section 11.5.1. The Parties shall use reasonable efforts to [***].

7       CONFIDENTIALITY

        7.1 For a period of [***] from following the expiration of this Agreement, each Party shall maintain the Confidential Information of the other Party in strict confidence (including the terms of this Agreement), and shall not disclose, divulge, or otherwise communicate such Confidential Information of the other, or use it for any purpose, except as permitted or contemplated by this Agreement, and in order to carry out the terms and objectives of this Agreement. Without limiting the foregoing, the Parties will use [***] precautions to prevent and restrain the unauthorized disclosure of any Confidential Information of the other Party. The provisions of this paragraph shall not apply to Confidential Information which:

        7.1.1 was known or used by the receiving Party or its Affiliates without any restriction on disclosure, prior to its date of disclosure to the receiving Party, as evidenced by the prior written records of the receiving Party or its Affiliates; or

        7.1.2 either before or after the date of the disclosure to the receiving Party is lawfully disclosed without restriction on disclosure to the receiving Party or its Affiliates by an independent, unaffiliated Third Party rightfully in possession of the Confidential Information, provided that if such Confidential Information is provided to the receiving Party by a Third Party rightfully in possession of the Confidential Information, but with restrictions on disclosure, the receiving Party may use such Confidential Information in accordance with such restrictions of the Third Party;

        7.1.3 either before or after the date of the disclosure to the receiving Party becomes published or generally known to the public through no fault or omission of the receiving Party or its Affiliates;

        7.1.4 is required to be disclosed by the receiving Party or its Affiliates to comply with applicable laws, to comply with a court order, or to comply with governmental regulations, provided that the receiving Party provides prior written notice of such disclosure to the other Party and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure;

        7.1.5 is independently developed by the receiving Party or its Affiliates without reference to the Confidential Information.


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     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.



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

        7.2 N-Mer may publish the results of use of the Probe Arrays after [***] advance notice to the Project Coordination Committee as set forth in this
Section 7.2; provided, however, that in no event shall N-Mer publish Affymetrix' Confidential Information without the prior written approval of Affymetrix. Subject to the limitations of the foregoing and Section 3 above N-Mer may publish the results of its research at its sole discretion. In the event that N-Mer chooses to publish such results, if Affymetrix scientists have contributed to such work, authorship will be according to scientific input and Affymetrix will cooperate in such publications. If it is decided that publications will be made pursuant to this Section, Affymetrix and N-Mer will provide the Project Coordination Committee draft versions of all publications reporting results of the use of the Probe Arrays, and will provide at least [***] for technical review thereof, and will allow for removal of Confidential Information.

8       REPRESENTATIONS AND WARRANTIES

        8.1 Both Parties to this Agreement represent and warrant that they have the full right and authority to enter into and perform this Agreement.

        8.2 Affymetrix represents and warrants that the Probe Arrays delivered hereunder do not incorporate the [***] of a Third Party. EXCEPT FOR THE FOREGOING SENTENCE, AFFYMETRIX DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES RELATING TO INTELLECTUAL PROPERTY, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE. With respect to Third Party tort claims that arise from the use, handling or storage of the products supplied to N-Mer pursuant to this Agreement, Affymetrix shall [***].

9       INDEMNITY

        9.1 Indemnity by Affymetrix. Affymetrix shall indemnify, defend and hold N-Mer and its Affiliates, successors-in-interest, assigns, agents, employees, officers and directors (the "N-Mer Indemnitees") harmless from and against any and all liability, damage, loss, cost or expense (including reasonable attorneys' fees) arising out of Third Party claims or suits related to: (i) Affymetrix' performance of, or failure to perform, its obligations under this Agreement; (ii) breach by Affymetrix of its representations and warranties under this Agreement; or (iii) any suit or proceeding brought against N-Mer or its Affiliates to the extent based on a claim that [***]; provided, however, that Affymetrix' obligations pursuant to this Section 9.1 will not apply to the extent such claims or suits result from the gross negligence or willful misconduct of any of the N-Mer Indemnitees. Affymetrix will settle or defend any suit or proceeding brought against N-Mer to the extent based on a claim that the Probe Arrays delivered hereunder [***]. Affymetrix shall have no liability under this paragraph to the extent that [***] ("Non-Covered Claims"). Notwithstanding the foregoing, Affymetrix will have no obligation to defend or indemnify the N-Mer Indemnitees with respect to Third Party claims arising out of breach by N-Mer of its representations and warranties set forth in this Agreement.

        9.2 Indemnity by N-Mer. N-Mer shall indemnify, defend and hold Affymetrix and its Affiliates, successors-in-interest, assigns, agents, employees, officers and directors (the "Affymetrix Indemnitees") harmless from and against any and all liability, damage, loss, cost or


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                              OF 1934, AS AMENDED.

expense (including reasonable attorneys' fees) arising out of Third Party claims or suits related to: (i) N-Mer's performance of, or failure to perform, its obligations under this Agreement; (ii) breach by N-Mer of its representations and warranties under this Agreement; (iii) any suit or proceeding based on [***] brought against Affymetrix for Non-Covered Claims; provided, however, that N-Mer's obligations pursuant to this Section 9.2 will not apply to the extent such claims or suits result from the gross negligence or willful misconduct of any of the Affymetrix Indemnitees. Notwithstanding the foregoing, N-Mer will have no obligation to defend or indemnify the Affymetrix Indemnitees with respect to Third Party claims arising out of breach by Affymetrix of its representations and warranties set forth in this Agreement.

        9.3 Conditions to Indemnification. As a condition to a Party's right to receive indemnification under this Section 9, it shall: (i) promptly notify ("Claim Notice") the other Party as soon as it becomes aware of a claim or suit for which indemnification may be sought pursuant hereto (provided that the failure to give a Claim Notice promptly shall not prejudice the rights of an indemnified Party except to the extent that the failure to give such prompt notice materially adversely affects the ability of the indemnifying Party to defend the claim or suit); (ii) cooperate with the indemnifying Party in the defense of such claim or suit, at the expense of the indemnifying Party; and
(iii) if the indemnifying Party confirms in writing to the indemnified Party its intention to defend such claim or suit within [***] of receipt of the Claim Notice, permit the indemnifying Party to control the defense of such claim or suit, including without limitation the right to select defense counsel; provided that if the indemnifying Party fails to (x) provide such confirmation in writing within the [***] period; or (y) diligently and reasonably defend such suit or claim at any time, its right to defend the claim or suit shall terminate immediately in the case of (x) and otherwise upon [***] written notice to the indemnifying Party and the indemnified Party may assume the defense of such claim or suit at the sole expense of the indemnifying Party and may settle or compromise such claim or suit without the consent of the indemnifying Party. In no event, however, may the indemnifying Party compromise or settle any claim or suit in a manner which admits fault or negligence on the part of any indemnified Party or that otherwise materially affects such indemnified Party's rights under this Agreement or requires any payment by an indemnified Party without the prior written consent of such indemnified Party. Subject as expressly provided above, the indemnifying Party will have no liability under this Section 10 with respect to claims or suits settled or compromised without its prior written consent. Affymetrix' liability under Section 9.1(iii) shall be limited to [***]. N-Mer's liability under Section 9.2(iii) shall be limited to [***]. In the event that the Probe Arrays [***]. This paragraph states the entire liability for [***] and is in lieu of all other warranties, express or implied except as stated in
Section 8.

10      TERM AND TERMINATION

        10.1 This Agreement shall extend until the end of the Term unless terminated earlier by a Party for cause by written notice if the other Party (or its Affiliate) materially breaches any material provision of this Agreement and fails to substantially cure such breach within [***] of written notice describing the breach and the intent of the notifying Party to terminate the Agreement in the event such breach is not substantially cured.


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                              OF 1934, AS AMENDED.



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

        10.2 Upon termination of this Agreement, the following provisions will survive: Sections 1, 7, 8, 9 and 11 (in their entirety) and Sections 3.6, 4.2,
4.3 and 10.2.

11      MISCELLANEOUS

        11.1 N-MER UNDERSTANDS THAT THE PROBE ARRAYS DELIVERED HEREUNDER ARE NOT FDA APPROVED. N-MER AGREES NOT TO USE THE PROBE ARRAYS DELIVERED HEREUNDER IN ANY CLINICAL OR OTHER SETTING REQUIRING FDA REVIEW OR APPROVAL. [***]. THE PROBE ARRAYS AND SYSTEMS ARE NOT LICENSED EXCEPT AS SPECIFICALLY RECITED HEREIN UNDER ANY INTELLECTUAL PROPERTY RIGHTS OF AFFYEMTRIX.

        11.2 Neither Party nor any of its Affiliates shall issue any press release or otherwise publicly disseminate any information relating to this Agreement without the prior written approval of the other Party, [***], or except as otherwise required by law.

        11.3 Neither this Agreement nor the rights, interests or obligations of either Party may be assigned by such Party without the prior written consent of the other Party, which shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Affymetrix may assign any rights or obligations of this Agreement to a Party who acquires all or substantially all of the assets of the business of Affymetrix to which this Agreement relates by merger or sale of assets or otherwise. For purposes of clarity, any [***] shall be deemed to be a transfer of rights and obligations hereunder. Any attempted or purported assignment in violation of the foregoing shall be void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of each Party hereto.

        11.4 This Agreement shall be construed according to the laws of California without regard to conflict of law provisions.

        11.5

               11.5.1 In the event of any controversy or claim relating to, arising out of or in any way connected to any provision of this Agreement ("Dispute"), the Parties shall seek to settle their differences amicably between themselves. Any unresolved Dispute shall be finally resolved by final and binding arbitration. Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party. The Party giving such notice shall refrain from instituting the arbitration proceedings for a period of [***] following such notice to allow the Parties to attempt to resolve the Dispute between themselves. If the Parties are still unable to resolve the dispute, the Party giving notice may institute the arbitration proceeding. The procedure for the arbitration will be as follows: 1. [***] arbitrator will be chosen in accordance with the arbitration selection rules of JAMS. The selection process will take a maximum of [***]. 2. The arbitration will take place under JAMS rules to the extent the rules are not superceded by the agreements of the party to arbitrate or any agreed limitation on damages. 3. The letter of allegation and a response shall be filed with [***] arbitrator within [***] of the selection and agreement of [***] arbitrator to participate. 4. The Parties


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                              OF 1934, AS AMENDED.

               agree that [***] in connection with any arbitration that may take place pursuant to this Section 11.5.1 and, therefore, the Parties and [***] arbitrator shall use their [***] efforts to conclude the arbitration, including the issuance of any award resulting therefrom, within a maximum of [***] from the time of the filing of the complaint or letter of allegation with [***] arbitrator.
               5. The arbitration shall take place in the San Francisco Bay Area. 6. [***]. 7. [***]. Judgment on the award of [***] arbitrator may be entered in the Superior Court of Santa Clara County in the State of California. All Parties admit to the jurisdiction of the Superior Court of Santa Clara County in the State of California for purposes of enforcement of the award of [***] arbitrator and compelling arbitration in accordance with this Section 11.5.1. Except to the extent entry of judgment and any subsequent enforcement may require disclosure, all matters relating to the arbitration, including the award, shall be held in confidence by the Parties. Nothing in this Section 11.5.1 shall be construed to preclude a Party from seeking injunctive relief in a court of law for a breach of Section 7 where absent such relief such Party would suffer irreparable harm. [***].

        11.6 The waiver by either Party of a breach or a default of any provision of this Agreement by the other Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of either Party to exercise or avail itself of any right power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such Party.

        11.7 This Agreement and the documents referred to herein, together with the Letter Agreement, dated as of the date hereof, among Affymetrix, N-Mer, Callida Genomics, Inc. and Hyseq, Inc., are the full understanding of the Parties with respect to the subject matter hereof and supersede all prior understandings and writings relating to the subject matter herein. No waiver alteration or modification of any of the provisions herein shall be binding unless in writing and signed by the Parties.

        11.8 The headings in this Agreement are for convenience only and shall not be considered in construing this Agreement.

        11.9 In the event that any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law of any relevant jurisdiction, the validity of the remaining provisions shall not be affected, and the rights and obligations of the Parties shall be construed and enforced as if the Agreement did not contain the particular provision(s) held to be unenforceable.

        11.10 None of the provisions of this Agreement shall be for the benefit of or enforceable by any Third Party.

        11.11 Any notice required under this Agreement shall be made by overnight mail or courier to the addresses below.


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     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.

        If to N-Mer:

               N-Mer, Inc.
               670 Almanor Avenue
               Sunnyvale, CA 94086
               Attn: Dr. Radoje Drmanac
               Facsimile Number:   (408) 524-8141

        If to Affymetrix:

               Affymetrix, Inc.
               3380 Central Expressway
               Santa Clara, California 95051
               Attn: General Counsel
               Facsimile Number: (408) 731-5392

        11.12 "Force Majeure" shall mean an Act of God, flood, fire, explosion, earthquake, strike, lockout, casualty or accident, war, civil commotion, act of public enemies, blockage or embargo, or any injunction, law, order proclamation, regulation, ordinance, demand or requirement of any government or any subdivision, authority representative thereof, or the inability, after all commercially reasonable efforts have been made, to procure materials, labor, equipment, transportation or energy sufficient to meet manufacturing needs without the necessity of allocation, or any other cause whatsoever, whether similar or dissimilar to those enumerated above, which are beyond the reasonable control of such Party, which the Party affected has used its reasonable best efforts to avoid, and which prevent, restrict or interfere with the performance by a Party of its obligations hereunder. The Party affected by Force Majeure shall give notice to the other Party promptly in writing and whereupon shall be excused from those obligations hereunder, to the extent of such prevention, restriction or interference, provided that the affected Party shall use its [***] efforts to overcome, avoid or remove such cause(s) of non-performance and shall continue performance whenever such cause(s) is removed with all possible speed. Nothing herein shall be deemed to require any Party to settle on terms unsatisfactory to such Party with regard to any [***].

        11.13 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.


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                              OF 1934, AS AMENDED.



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        IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their properly and duly authorized officers or representatives as set forth below.

Affymetrix, Inc.

By:     /s/ Barbara A. Caulfield
       ---------------------------------------------

Name:   Barbara A. Caulfield
       ---------------------------------------------

Title:  Executive Vice President and General Counsel
       ---------------------------------------------

Date:   October 24, 2001
       ---------------------------------------------


N-Mer, Inc.

By:     /s/ George B. Rathmann
       ---------------------------------------------

Name:   George Rathmann
       ---------------------------------------------

Title:  Chairman and Interim Chief Executive Officer
       ---------------------------------------------

Date:   October 24, 2001
       ---------------------------------------------


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     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
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                              OF 1934, AS AMENDED.

                                    EXHIBIT A
                             COLLABORATIVE WORK PLAN



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                              OF 1934, AS AMENDED.

INITIAL WORK PLAN FOR N-MER COMPANY


[***]


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                              OF 1934, AS AMENDED.

                                    EXHIBIT B
                          EXISTING AFFYMETRIX PRODUCTS



[***]


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                              OF 1934, AS AMENDED.



                                      B-1